Exhibit 10.3

--------------------------------------------------------------------------------
                                                              Rediscount Finance

                                   SCHEDULE TO
                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


Borrower:              THE THAXTON GROUP, INC.
                       THAXTON OPERATING COMPANY
                       THAXTON INSURANCE GROUP, INC.
                       TICO CREDIT COMPANY, INC.
                       EAGLE PREMIUM FINANCE CO, INC.
                       THAXTON COMMERCIAL LENDING, INC.
                       PARAGON, INC.
                       TICO PREMIUM FINANCE COMPANY OF SOUTH CAROLINA, INC.
                       TICO REINSURANCE, LTD.
                       TICO CREDIT COMPANY OF TENNESSEE, INC.
                       TICO CREDIT COMPANY OF NORTH CAROLINA, INC.
                       TICO CREDIT COMPANY OF ALABAMA, INC.
                       TICO CREDIT COMPANY OF MISSISSIPPI, INC.
                       TICO CREDIT COMPANY OF GEORGIA, INC.
                       TICO CREDIT COMPANY (DE) TICO CREDIT COMPANY (MS)
                       TICO CREDIT COMPANY (TN) THAXTON INVESTMENT
                       CORPORATION THE MODERN FINANCE COMPANY SOUTHERN
                       MANAGEMENT CORPORATION MODERN FINANCIAL SERVICES,
                       INC.
                       SOUTHERN FINANCE OF SOUTH CAROLINA, INC.
                       COVINGTON CREDIT OF TEXAS, INC.
                       COVINGTON CREDIT OF GEORGIA, INC.
                       SOUTHERN FINANCE OF TENNESSEE, INC.
                       FITCH  NATIONAL REINSURANCE, LTD.
                       SOCO REINSURANCE, LTD.
                       QUICK CREDIT CORPORATION
                       COVINGTON CREDIT, INC. (OKLAHOMA)
                       COVINGTON CREDIT OF LOUISIANA, INC.
                       SOUTHERN FINANCIAL MANAGEMENT, INC.

Address:               1524 PAGELAND HIGHWAY

                       LANCASTER, SOUTH CAROLINA 29721

Date:                  APRIL 4, 2001


         This Schedule to Third Amended and Restated Loan and Security Agreement (" Schedule") is executed in conjunction with a certain Third Amended and Restated Loan and Security Agreement ("Agreement"), dated of even date herewith, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this Schedule shall supersede all terms and provisions contained in all prior schedules.

================================================================================

1.A      BORROWERS

                  The "Borrower(s)" herein shall be defined as follows:

                  The Thaxton Group, Inc.                                       "TTG" or "Lead Borrower"
                  Thaxton Operating Company                                     "TOC"
                  Thaxton Insurance Group, Inc.                                         "TIG"
                  TICO Credit Company, Inc.                                     "TICO"
                  Eagle Premium Finance Co, Inc.                       "EPF"
                  Thaxton Commercial Lending, Inc.                              "TCL"
                  Paragon, Inc.                                                 "PI"
                  TICO Premium Finance Company of South Carolina, Inc. "TICO Premium"
                  TICO Reinsurance, Ltd.                                        "TICOR"
                  TICO Credit Company of Tennessee, Inc.                        "TICO - Tennessee"
                  TICO Credit Company of North Carolina, Inc.                   "TICO - North Carolina"
                  TICO Credit Company of Alabama, Inc.                          "TICO - Alabama"
                  TICO Credit Company of Mississippi, Inc.                      "TICO - Mississippi"
                  TICO Credit Company of Georgia, Inc.                          "TICO - Georgia"
                  TICO Credit Company (DE)                                      "TICO - DE"
                  TICO Credit Company (MS)                                      "TICO (MS)"
                  TICO Credit Company (TN)                                      "TICO (TN)"
                  THAXTON INVESTMENT CORPORATION                                "Thaxton Investment"
                  Modern Finance Company d/b/a
                                    TICO Credit Company (Ohio)                  "TICO-Ohio"
                  Modern Financial Services, Inc. d/b/a
                                    TICO Financial Services (Ohio)              "TICO Financial-Ohio"
                  Southern Finance of South Carolina, Inc.             "Southern Finance-SC"
                  Southern Management Corporation                               "Southern Management"
                  Covington Credit of Texas, Inc.                               "Covington-Texas"
                  Covington Credit of Georgia, Inc.                             "Covington-Georgia"
                  Southern Finance of Tennessee, Inc.                           "Southern Finance-Tennessee"
                  Fitch National Reinsurance, Ltd.                     "Fitch"
                  SoCo Reinsurance, Ltd.                               "SoCo"
                  Quick Credit Corporation                                      "Quick Credit"
                  Covington Credit, Inc. (Oklahoma)                             "Covington Oklahoma"
                  Covington Credit of Louisiana, Inc.                           "Covington - Louisiana"
                  Southern Financial Management, Inc.                           "Southern Financial"

================================================================================

1.16.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.16).

                  The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable type as set forth below:

                  Consumer Loan Receivable other than a Real Estate Secured Receivable - the sum of Thirty Thousand Dollars ($30,000.00) remaining due thereon at any date of determination, including all unearned finance charges and Dealer Discounts pursuant to such Receivable.

                  Real Estate Secured Receivable - the sum of One Hundred Thousand Dollars ($100,000.00)remaining due thereon at any date of determination, including all unearned finance charges and Dealer Discounts pursuant to such Receivable.


================================================================================

1.16.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.16).

                  The "Maximum Term of an Eligible Receivable" shall be for each Receivable type as set forth below:

                  Consumer Loan Receivable other than a Real Estate Secured Receivable - a period of sixty (60) months remaining until the contractual final due date

                  Real Estate Secured Receivable - a period of One Hundred and Eighty (180) months remaining until the contractual final due date

================================================================================

1.16.C.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.16).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE TYPES:
---------------------------------------------------------------------------

CONSUMER LOAN RECEIVABLES (OTHER THAN VEHICLE RECEIVABLES AND INSURANCE PREMIUM RECEIVABLES)

1.       No payment missed or due           =  Current.

2.       1 to 30 days past due              = "30 day Account".

3.       31 to 60 days past due             = "60 day Account".

4.       61 to 90 days past due             = "90 day Account".

5.       91 or more days past due           = "90 + day Account"

INSURANCE PREMIUM RECEIVABLES

10       No payment missed or due           = Current.

20       1 to 30 days past due              = "30 day NC Account".
         (Financing contract not canceled)

30       31 or more days past due           = "30+ day NC Account".
         (Financing contract not canceled)

40       1 to 30 days past due              = "30 day Canceled Account".
         (Financing contract canceled)

50       31 to 60 days past due             = "60 day Canceled Account".
         (Finance contract canceled)

60       61 or more days past due           = "60 + day Canceled Account".
         (Finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.

VEHICLE RECEIVABLES

1a       No payment missed or due           = Current.

2a       1 to 30 days past due              = "30 day Account".

3a       31 to 60 days past due             = "60 day Account".

4a       61 or more days past due           = "60 + day Account".


ELIGIBILITY TEST:

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.16 hereof, that test, being as follows for each Receivable type:

         Direct Loan Receivables

                  (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

                  (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral;

                  (3) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist; and

                  (4) With respect to Consumer Loan Receivables secured by real estate, on the date of origination of such Receivable, the percentage determined by dividing the outstanding principal balance of such Receivable by the fair market value of the real estate collateral securing such Receivable shall not exceed ninety percent (90%) ("Maximum LTV").

         Insurance Premium Receivables

                  (1) No payment due on said Receivable remains unpaid more than (i) thirty (30) days for that Insurance Premium Receivable that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty (60) days for Insurance Premium Receivable that the contractual obligation evidencing such Receivable has been canceled according to the terms of such Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

                           (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

                           (ii) a member of a state reinsurance facility or shared pool.

                  (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company that is not one of the following:

                           (1)      rated "A-" or better by A.M. Best; or

                           (2) a member of a state insurance facility or shared pool.

         Vehicle Receivables

                  (1) No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

================================================================================

1.19.    GUARANTOR (whether one or more) (SECTION 1.19).

                  James D. Thaxton (Validity and Support Agreement) with respect to the amount outstanding balance of the Indebtedness with respect to the Revolving Loan

                  James D. Thaxton (Guaranty Agreement) with respect the Term Loan and the repurchase agreement with respect to the Preferred Stock..



2.1.A. AMOUNT OF REVOLVING CREDIT LINE, AMOUNT OF TERM LOAN AND AMOUNT OF THE TRANCHE 'B' CREDIT FACILITY (SECTION 2.1.A.)

                  The "Amount of the Revolving Credit Line" is One Hundred Sixty Five Million Dollars ($165,000,000.00).

                  The "Maximum Amount of the Term Facility" is Twenty Three Million Eight Hundred Fifty Thousand Dollars ($23,850,000.00).

                  The "Amount of the Tranche 'B' Credit Facility" is Eight Million Dollars ($8,000,000.00).


2.1.B.   AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1.A.):

                  The "Availability on Revolving Loan Eligible Receivables" shall be the sum of the following:

                           (i)      an amount equal to the result of:

                           (1) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, and Dealer Discounts pursuant to the Consumer Loan Receivables and the Insurance Premium Receivables

                                    Less

                           (b) The outstanding balance of the Tranche "B" Credit Facility, on the date of determination.


                  Notwithstanding any provision contained in the Loan Documents to the contrary,

                           If on any date of determination, upon the occurrence of any of the following events, Lender, in its sole and absolute discretion, may modify the Availability on Revolving Loan Eligible Receivables advance percentage:

                                    (A) the sum of all liabilities and
                                    obligations of all Borrowers plus the
                                    outstanding balance of the Tranche "B"
                                    Facility, on any date of determination, is greater than the aggregate outstanding balance of all Eligible Receivables, including all unearned finance charges and all other unearned fees and charges, plus all other tangible assets of the Borrowers, on the same date of determination, then in that event, Lender, in its sole and absolute discretion, may modify the Availability on any of the Eligible Receivables;

                                    (B) Delinquency Percentage is less than
                                    ninety percent (90%) on any date of
                                    determination; or

                                    (C) The Collateral Recovery Rate is less than ninety percent (90%) for the twelve
                                    (12) calendar months immediately preceding the date of determination.


================================================================================

2.2.     STATED INTEREST RATE (SECTION 2.2) AND STATED DIVIDEND RATE (SECTION
         2.2)

                  REVOLVING LOAN CREDIT FACILITY STATED INTEREST RATE
                  ---------------------------------------------------

                           The "Revolving Loan Credit Facility Stated Interest
                  Rate" shall be lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.


                  TERM LOAN CREDIT FACILITY STATED INTEREST RATE
                  ----------------------------------------------

                           The "Term Loan Credit Facility Stated Interest Rate"
                  shall be lesser of (i) the Governing Rate plus Two percent (2.00%) per annum; or (ii) the Maximum Rate.


                  TRANCHE "B" CREDIT FACILITY DIVIDEND RATE
                  -----------------------------------------

                           The "Tranche "B" Credit Facility Dividend Rate" shall
                  be an amount determined as follows: lesser of (i) the Governing Rate plus One percent (1.00%) per annum ; or (ii) the Maximum Rate. Notwithstanding the foregoing, if any balance remains outstanding and the Preferred Stock has not been purchased in full from Lender, pursuant to the Tranche "B" Credit Facility, on or after December 31, 2003, the rate set forth for the Tranche "B" Credit Facility Dividend Rate, subsection (i) shall be the Governing Rate plus Six percent (6.00%).

================================================================================

2.3.     MATURITY DATE (SECTION 2.3.D).

                  The primary term of this Agreement shall expire on July 31, 2004. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

================================================================================

2.17.    FACILITY FEE (SECTION 2.17).

                  The amount of "Facility Fee" shall be One Million Dollars ($1,000,000.00) at the earlier of maturity or termination of the credit facility. No Facility Fee shall be due if the outstanding balance of Tranche "B" is paid in full on or before December 31, 2003.


================================================================================

3.2.     BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

                  All locations as set forth on a list of locations attached hereto.

================================================================================

5.1.     BORROWER'S TRADENAMES (whether one or more)(SECTION 5.1.B.)

                  TICO Credit Company
                  Eagle Premium Finance Company
                  TICO Premium Finance Company
                  Paragon Lending
                  Thaxton Insurance

                  And as additionally set forth on Exhibit "A".


================================================================================

6.3.A..  LEVERAGE RATIO LIMIT (SECTION 6.3.A).

                  The term "Leverage Ratio Limit" shall mean 8.50 to 1.00.


================================================================================

6.3.B.   MINIMUM NET INCOME (SECTION 6.3.B).

                  The Minimum Net Income shall be One Million Dollars ($1,000,000.00) for each fiscal year of Borrower.


================================================================================

6.3.C.   DISTRIBUTIONS LIMITATION (SECTION 6.3.C).

                  None, provided that regularly scheduled dividends on Preferred Stock shall not be a distribution for the purposes of this negative covenant.


================================================================================

6.3.D.   MINIMUM NET WORTH (BOOK) (SECTION 6.3.D.).

                  The Minimum Net Worth (Book) shall be as follows:

                           (i) if the date of determination is on or before December 31, 2001, Four Million Dollars ($4,000,000.00);

                           (ii) if the date of determination is on or before December 31, 2002, but after December 31, 2001, Five Million Dollars ($5,000,000.00);

                           (iii) if the date of determination is on or before December 31, 2003, but after December 31, 2002, Six Million Dollars ($6,000,000.00);
                                    or

                           (iv) if the date of determination is on or before July 31, 2004, but after December 31, 2003, Seven Million Dollars ($7,000,000.00).

================================================================================

6.2.E.   MINIMUM NET CASH FLOW (SECTION 6.3.E.).

                  The Minimum Net Cash Flow shall be Four Million Two Hundred Thousand Dollars ($4,200,000.00) for each twelve (12) month period immediately preceding the date of determination, beginning after December 31, 2001.

================================================================================

6.6.     ANNUAL FINANCIAL STATEMENTS (SECTION 6.6).

                  Annual audited financial statements to be prepared by an independent certified public accountant, satisfactory to Lender.

================================================================================

8.1.     REIMBURSEMENT OF EXPENSES (SECTION 8.1).

                  Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.

================================================================================

9.1.     NOTICES (SECTION 9.1).

                           Lender:     FINOVA Capital Corporation
                                       (copy each office below with all notices)

                                       Corporate Office:

                                       FINOVA Capital Corporation
                                       4800 N. Scottsdale Road
                                       Scottsdale, AZ 85251
                                       Attn:  Joseph R. D'Amore, Senior Counsel
                                       Telephone:  (480) 636-4932
                                       Telecopy No.:  (480) 636-4937

                                       Rediscount Finance Office:

                                       FINOVA Capital Corporation
                                       16633 Dallas Parkway
                                       Addison, Texas 75001
                                       Attn: Tony Hawkins
                                       Telephone: (972) 764-1100
                                       Telecopy No.:  (972) 764-1149

                           Borrower:   (All Borrowers)
                                       1524 Pageland Highway
                                       Lancaster, South Carolina 29721
                                       Telephone: (803) 285-4336
                                       Telecopy No.: (803) 286-5770

                           Guarantor: James D. Thaxton
                                       413 E. Pigg,
                                       Pageant, SC 29728.

================================================================================

9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

                  James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, South Carolina 29721. (Agent)

================================================================================

     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation



By: /s/ Cash Rohrbough                           April 4, 2001
--------------------------------------------------------------------------------
        Cash Rohrbough, Vice President             (Date)


                           BORROWER:

                           THE THAXTON GROUP, INC.
                           a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


                           THAXTON OPERATING COMPANY
                           a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


                           THAXTON INSURANCE GROUP, INC.
                           a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


                           TICO CREDIT COMPANY, INC.,
                           a South Carolina Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)

EAGLE PREMIUM FINANCE CO, INC.
a South Carolina Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


THAXTON COMMERCIAL LENDING, INC.
a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


PARAGON, INC.
a South Carolina Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO PREMIUM FINANCE COMPANY OF SOUTH CAROLINA, INC., a South Carolina Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO REINSURANCE, LTD.,
a British West Indies Association



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY OF TENNESSEE, INC.,
a Tennessee Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY OF NORTH CAROLINA, INC., a North Carolina Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)

TICO CREDIT COMPANY OF ALABAMA, INC.,
an Alabama Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY OF MISSISSIPPI, INC., a Mississippi Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY OF GEORGIA, INC.,
a Georgia Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY(DE),
a Delaware Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY(MS), INC.,
a MIssissippi Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


TICO CREDIT COMPANY (TN),
a Tennessee Corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


THAXTON INVESTMENT CORPORATION,
a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)

The MODERN FINANCE COMPANY,
an Ohio corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


SOUTHERN MANAGEMENT CORPORATION,
a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


MODERN FINANCIAL SERVICES, INC.
an Ohio corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


SOUTHERN FINANCE OF SOUTH CAROLINA, INC., a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


COVINGTON CREDIT OF TEXAS, INC.,
a Texas corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


COVINGTON CREDIT OF GEORGIA, INC.,
a Georgia corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


SOUTHERN FINANCE OF TENNESSEE, INC.,
a Tennessee corporation

By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)





FITCH NATIONAL REINSURANCE, LTD.,
a



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


SOCO REINSURANCE, LTD.,
a



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


QUICK CREDIT CORPORATION,
a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


COVINGTON CREDIT, INC.,
an Oklahoma corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


COVINGTON CREDIT OF LOUISIANA, INC.,
a Louisiana corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)


SOUTHERN FINANCIAL MANAGEMENT, INC.,
a South Carolina corporation



By: /s/ James D. Thaxton                         April 4, 2001
--------------------------------------------------------------------------------
        James D. Thaxton, President                 (Date)

GUARANTOR (Validity):


By: /s/ James D. Thaxton
--------------------------------------------------------------------------------
        James D. Thaxton